SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

May 4, 2004

AMSOUTH BANCORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	1-7476	63-0591257
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

AMSOUTH CENTER

1900 FIFTH AVENUE NORTH

BIRMINGHAM, ALABAMA 35203

(Address, including zip code, of principal executive office)

Registrant’s telephone number, including area code: (205) 320-7151

Not applicable

(Former name or former address, if changed since last report.)

Item 7. Financial Statements and Exhibits

(c) Exhibits. The exhibit listed in the exhibit index is furnished pursuant to Regulation FD as part of this current report on Form 8-K and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934.

Item 9. Regulation FD Disclosure

In accordance with general instruction B.2 of Form 8-K, the following information is furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934.

Representatives of the Registrant have a scheduled meeting with analysts to be held on May 4, 2004. A copy of the visual presentation to be used at the meeting is being furnished as Exhibit 99.1 to this report, substantially in the form intended to be used. Exhibit 99.1 is incorporated by reference under this Item 9.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMSOUTH BANCORPORATION

By:	/s/ Carl L. Gorday
Name:	Carl L. Gorday
Title:	Assistant Secretary

Date: May 4, 2004

Exhibit Index

Exhibit No.	Exhibit
99.1	Visual Presentation of May 4, 2004